TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Transamerica US Growth

The following changes will take effect as of October 18, 2019:

The information included in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus solely with respect to Class C shares is supplemented and superseded with the following:

Class	C
Management fees[1]	0.65%
Distribution and service (12b-1) fees	1.00%
Other expenses	0.26%
Total annual fund operating expenses	1.91%
Fee Waiver and/or Expense Reimbursement[2]	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.86%

[1]	Management fees have been restated to reflect a reduction in management fees effective August 2, 2019.
[2]

Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2021 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.86% for Class C shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2021 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

The “Example” table included in the Prospectus and Summary Prospectus for Class C shares is deleted and replaced with the following:

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM’s agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:

	1 year	3 years	5 years	10 years
Class C	$289	$595	$1,027	$2,229

If the shares are not redeemed:

	1 year	3 years	5 years	10 years
Class C	$189	$595	$1,027	$2,229

EXPENSE LIMITATION:

Effective as of October 18, 2019, the fund’s contractual waiver arrangements on all classes will be extended through March 1, 2021 and the expense limit on Class C shares will be lowered to 1.86%.

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Investors Should Retain this Supplement for Future Reference

October 21, 2019